UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 1, 2019

Nexien BioPharma, Inc.

(Exact name of registrant as specified in its charter)

Commission File No.: 0-55320

Delaware	26-2049376
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

4340 E Kentucky Ave, Suite 206, Glendale, CO	80246
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 495-7583

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2019, Alain Bankier, who had been serving as the registrant’s Executive Chair of the Board and Chief Strategy Officer resigned from all positions due to personal reasons. He had also been serving on the Audit Committee of the Board of Directors. Mr. Bankier will continue to serve in an advisory capacity.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXIEN BIOPHARMA, INC.

/s/: Alex Wasyl
Alex Wasyl, Chief Executive Officer
April 3, 2019

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